Exhibit 99.1

Keefe, Bruyette & Woods 2015 Community Bank Investor Conference July 28 – 29, 2015 CARDINAL FINANCIAL CORPORATION

Forward Looking Statements Statements contained in this presentation which are not historical facts are forward-looking statements as that item is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties which could cause actual results to differ materially from estimated results. For an explanation of the risks and uncertainties associated with forward-looking statements, please refer to the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 and other reports filed and furnished to the Securities and Exchange Commission.

Our Operating Philosophy: Aggressive on Sales, CONSERVATIVE ON RISK

Business line profile Founded 1998 Retail Banking Offices 31 Headquarters Tysons Corner Fairfax, VA Mortgage Banking Offices 15 Commercial Banking Retail Banking Residential Mortgage Wealth Management and Insurance

Management Team Industry Experience Years in Market Bernard Clineburg Chairman & CEO 44 years 44 Chris Bergstrom EVP, CCO/CRO 33 years 26 Alice Frazier EVP, COO 27 years 24 Dennis Griffith EVP, Chief Lending Officer 42 years 42 Kevin Reynolds EVP, Director of Sales 33 years 33 Mark Wendel EVP, CFO 33 years 9 Bob Brower CEO, George Mason Mortgage 24 years 24

Integrated Business Model Regional Teams with Local Expertise Established Market Executives Commercial Retail Mortgage Wealth Management Strategic Business Units Government Contract Lending Real Estate Lending Strategic Business Initiatives Medical Practices Title Companies Nonprofits/Associations Property Management

Office Locations Map: SNL Financial Banking Office Locations Mortgage Office Locations

Retail banking markets Region 2014 CFNL Banking Offices CFNL Deposit Market Share Total Deposits in Market1 CFNL Deposits Greater Washington MSA $162.9 billion $2.53 billion 31 1.55% Fairfax County, VA $41.6 billion $ 1.37 billion 11 3.28% Loudoun County, VA $ 5.2 billion $242.2 million 3 4.64% Arlington County, VA $ 5.9 billion $168.1 million 5 2.86% Montgomery County, MD $32.6 billion $143.4 million 2 0.44% Fairfax, VA (City) $ 3.0 billion $137.8 million 1 4.58% Prince William County, VA $ 3.8 billion $136.5 million 2 3.62% Manassas, VA (City) $ 1.1 billion $121.5 million 1 11.48% Alexandria, VA (City) $ 5.6 billion $ 78.9 million 2 1.40% District of Columbia $41.3 billion $ 74.7 million 2 0.18% Fredericksburg , VA (City) $ 1.3 billion $ 32.3 million 1 2.56% Stafford County, VA $833 million $ 22.7 million 1 2.73% Source: SNL Financial 1Excludes E-Trade Bank.

Market presence in VA/MD/DC Rank Institution Name State Total Assets ($mm) Total Deposits ($mm) Market Cap ($mm) 1 Union Bankshares Corporation VA $7,389 $5,670 $1,003 2 TowneBank VA $5,829 $4,506 $828 3 Eagle Bancorp, Inc. MD $5,500 $4,584 $1,279 4 Carter Bank & Trust VA $4,701 $4,284 $346 5 Sandy Spring Bancorp, Inc. MD $4,401 $3,110 $649 6 Cardinal Financial Corporation VA $3,765 $2,935 $702 7 Burke & Herbert Bank & Trust Company VA $2,667 $2,206 $385 8 First Community Bancshares , Inc. VA $2,586 $1,991 $332 9 Hampton Roads Bankshares Inc. VA $2,056 $1,683 $323 10 American National Bankshares Inc. VA $1,540 $1,243 $197 11 WashingtonFirst Bankshares, Inc. VA $1,438 $1,181 $163 12 C&F Financial Corporation VA $1,364 $1,052 $119 13 First United Corporation MD $1,341 $999 $57 14 Old Line Bancshares, Inc. MD $1,275 $1,051 $170 15 Middleburg Financial Corporation VA $1,265 $1,021 $130 Cardinal Financial Corporation is the 6th largest community bank headquartered in Virginia, Maryland and D.C.

Annual Growth 1From 12/31/2010 through 6/30/2015 Excludes Brokered Deposits CAGR1 Loans: 16.44% Deposits: 14.62% Total Assets: 14.19%

Commercial Lending Profile Loan Portfolio of $2.80 billion Commercial Team of 28 Officers Commercial Real Estate Government Contract Small Business Retail Net Loans Held for Investment Loan Officers Average Industry Experience Average Years In-Market 28 19 Years 17 $- $200,000 $400,000 $600,000 $800,000 $1,000,000 $1,200,000 $1,400,000 $1,600,000 $1,800,000 $2,000,000 $2,200,000 $2,400,000 $2,600,000 $2,800,000 2010 2011 2012 2013 2014 Q2 2015 In millions

Loan Portfolio Mix As of 6/30/2015

Commercial Real Estate Portfolio Recreational As of 6/30/2015

Strong Conservative Credit Culture Source: SNL Financial Complete Listing of Peer Group Used in Appendix Nonperforming Assets to Assets

Deposit Profile Emphasis on core deposits and increasing relationships 6 Business Deposit Officers Aggressive deposit campaigns with strategic follow-up marketing Total Deposits1 Area # of Officers Average Industry Experience Average Years In-Market Retail Officers 31 23 Years 22 Business Deposit Officers 6 12 Years 20 Leadership 4 27 Years 25 1Excludes Brokered Deposits and includes customer repurchase accounts - Repurchase Agreements $- $200,000 $400,000 $600,000 $800,000 $1,000,000 $1,200,000 $1,400,000 $1,600,000 $1,800,000 $2,000,000 $2,200,000 $2,400,000 $2,600,000 2011 2012 2013 2014 Q2 2015 In millions

Core Deposit Base & Non-interest bearing deposits 1Excludes Brokered Deposits and includes customer repurchase accounts $2.530 billion as of 6/30/2015 $- $100 $200 $300 $400 $500 $600 $700 Millions Non - Interest Bearing Deposits

Cardinal is Well Capitalized Average Tang. Common Equity/Tang. Assets National Peer Group (see Appendix A)reported as of 3/31/15 Source: SNL Financial

Mortgage Banking Profile George Mason Mortgage operates 15 branches in 13 counties, throughout Virginia, Maryland, and the District of Columbia #1 Purchase Money Lender in Washington Metro DC per MetroStudy Approximately 33% of closed loans are FHA/VA GMM Loan Officers Q4 2014 145 Q2 2015 156

Full Service Brokerage Services1 Investment Management $300 Million Assets Under Management Insurance2 Wealth Management/Insurance Profile 1 Securities offered through Raymond James Financial Services, Inc., Member FINRA/SIPC, and are: • Not deposits • Not insured by FDIC or any other government agency • Not guaranteed by Cardinal Bank • Subject to risk, may lose value. Cardinal Bank and Cardinal Wealth Services are independent of Raymond James Financial Services. 2 Cardinal Bank Insurance, Inc. owns a minority interest in Bankers Insurance LLC, the 6th largest agency in Virginia. Senior Management Average Industry Experience Average Years In-Market 2 25 Years 19

Financial Highlights 2011 2012 2013 2014 6/30/15 Assets In billions $2.06 $3.04 $2.89 $3.40 $3.77 Loans In billions $1.63 $1.80 $2.04 $2.58 $2.80 Core Deposits In billions $1.32 $1.63 $1.78 $2.24 $2.43 Net Income In thousands $27,998 $45,297 $25,510 $32,683 $27,110 Return on Assets 1.27% 1.70% 0.92% 1.14%1 1.55% Return on Equity 11.58% 16.02% 7.96% 9.87%1 13.74% 1 – Before M&A expense and one-time litigation expenses

Strategic Growth De Novo Expand DC/Montgomery County Presence New Banking Offices Smaller Footprint Targeted Industry Initiatives Mergers & Acquisitions Washington MSA Markets with Growth Potential Strong Local Management to lead Regional Market Teams Complementary Product Line Offering Attractive Branch Network

DIVIDEND PERFORMANCE 1 – Annualized based on dividends year to date 1 0.00% 5.00% 10.00% 15.00% 20.00% 25.00% 30.00% 35.00% 40.00% Dividend Payout Ratio

Total Return % COMPARISON 18.01% 31.58% 92.58% 178.28% 12.35% 22.41% 79.73% 116.06% 8.39% 15.76% 59.50% 97.73% 5.82% 23.44% 69.49% 110.03% 0.00% 20.00% 40.00% 60.00% 80.00% 100.00% 120.00% 140.00% 160.00% 180.00% 200.00% YTD One Year Three Year Five Year Cardinal Comp Peers Regional Competitors National Competitors

Investment Summary Attractive Franchise In Top 10 MSA 2nd largest community bank headquartered in Washington M.S.A. 6th largest community bank headquartered in VA/MD/DC Aggressive On Sales, Conservative On Risk Proven Consistent double digit organic growth rates in loans and deposits Consistent pristine asset quality Acquisition Experience UFBC completed in 6 months, exceeding cost saves and high deposit retention Branch acquisition in 2014, accretive immediately, and high deposit retention Experienced Leadership Team Shareholder focused Dividend has increased 750% since 2009 Dividend payout ratio targeted at 25-35% of earnings

STOCK PROFILE: CFNL (NASDAQ) Share Price (7/22/15) $23.07 52 Week Range $16.32 - $23.80 Shares Outstanding (as of 7/22/15) 32,209,000 Market Capitalization $ 736.6 million Average Daily Volume 125,356 Price /Book (6/30/15) 1.86X Price /Tangible Book (6/30/15) 2.00X

Our Operating Philosophy: Aggressive on Sales, CONSERVATIVE ON RISK

APPENDIX A Peer Comparisons

Regional Peer Group Company Name Ticker Total Assets Reported 1Q 2015 ($000) Access National Corp. ANCX $1,069,202 American National Bankshares Inc. AMNB $1,540,098 Burke & Herbert Bank & Trust BHRB $2,666,739 C&F Financial Corporation CFFI $1,363,825 Cardinal Financial Corporation CFNL $3,446,770 Carter Bank & Trust CARE $4,701,173 Community Bankers Trust Corporation ESXB $1,137,687 Community Financial Corporation TCFC $1,089,171 Eagle Bancorp Inc. EGBN $5,500,340 Eastern Virginia Bancshares Inc. FCBC $1,194,158 First Community Bancshares, Inc. FCBC $2,585,844 First United Corp. FUNC $1,341,485 Hampton Roads Bankshares Inc. HMPR $2,055,741 Middleburg Financial Corporation MBRG $1,265,387 Monarch Financial Holdings, Inc. MNRK $1,178,380 National Bankshares Inc. NKSH $1,164,845 Old Line Bancshares Inc. OLBK $1,275,101 Sandy Spring Bancorp, Inc. SASR $4,401,380 Shore Bancshares Inc. SHBI $1,094,128 TowneBank TOWN $5,828,703 WashingtonFirst Bankshares, Inc. WFBI $1,437,513 Source: SNL Financial Includes VA/MD/DC Banks with Assets between $1.00b and $6.00b

National Peer Group Company Name Ticker Total Assets Reported 1Q 2015 ($000) Cardinal Financial Corporation CFNL $3,446,770 CenterState Banks CSFL $3,888,572 Century Bancorp Inc. CNBKA $3,773,323 City Holding Co. CHCO $3,553,085 CoBiz Financial Inc. COBZ $3,090,226 Community Bank CYHT $3,577,879 Community Trust Bancorp Inc. CTBI $3,759,348 ConnectOne Bancorp, Inc. CNOB $3,505,891 Enterprise Financial Services EFSC $3,275,295 Fidelity Southern Corp. LION $3,205,293 Financial Institutions, Inc. FISI $3,197,077 First Bancorp FBNC $3,219,588 First Busey Corp. BUSE $3,937,184 First National Bank Alaska FBAK $3,381,681 Heritage Financial Corp. HFWA $3,459,349 Lakeland Bancorp LBAI $3,627,764 Lakeland Financial Corporation LKFN $3,477,654 MainSource Financial Group, Inc. MSFG $3,152,830 Mechanics Bank MCHB $3,346,067 Peoples Bancorp Inc. PEBO $3,247,031 Republic Bancorp Inc. RCBAA $3,952,187 Seacoast Banking Corp. of FL SBCF $3,231,956 Square 1 Financial Inc. SQBK $3,337,024 State Bank Financial Corp. STBZ $3,351,908 TriCo Bancshares TCBK $3,895,860 USAmeriBancorp Inc. USAB $3,260,343 Washington Trust Bancorp Inc. WASH $3,602,514 Source: SNL Financial Includes Banks with Assets between $3.00b and $4.00b

Credit Quality Ranking Source: SNL Financial National Peers Ticker NPAs/Assets (%) 1Q 2015 Cardinal Financial Corporation CFNL 0.06 State Bank Financial Corp STBZ 0.15 Century Bancorp Inc. CNBKA 0.21 Financial Institutions Inc. FISI 0.35 Peoples Bancorp Inc. PEBO 0.35 ConnectOne Bancorp, Inc. CNOB 0.49 First Busey Corp. BUSE 0.52 Enterprise Financial Services EFSC 0.52 Square 1 Financial Inc. SQBK 0.55 Community Bank CYHT 0.61 MainSource Financial Group MSFG 0.63 Heritage Financial Corp. HFWA 0.67 Washington Trust Bancorp Inc. WASH 0.79 Lakeland Financial Corp. LKFN 0.83 Lakeland Bancorp LBAI 0.90 First National Bank Alaska FBAK 0.94 CenterState Banks CSFL 1.16 CoBiz Financial Inc. COBZ 1.26 Mechanics Bank MCHB 1.29 City Holding Co. CHCO 1.35 USAmeriBancorp Inc. USAB 1.45 Seacoast Banking Corporation of FL SBCF 1.58 Fidelity Southern Corp. LION 1.76 Republic Bancorp Inc. RBCAA 2.01 TriCo Bancshares TCBK 2.12 Community Trust Bancorp Inc. CTBI 2.75 First Bancorp FBNC 2.81 Regional Peers Ticker NPAs/Assets (%) 1Q 2015 Cardinal Financial Corporation CFNL 0.06 Old Line Bancshares Inc. OLBK 0.46 Monarch Financial Holdings MNRK 0.57 American National Bankshares AMNB 0.59 WashingtonFirst Bankshares Inc. WFBI 0.64 C&F Financial Corp. CFFI 0.73 Access National Corp. ANCX 0.75 Eagle Bancorp Inc. EGBN 0.82 Sandy Spring Bancorp Inc. SASR 0.89 Burke & Herbert Bank & Trust BHRB 1.03 First Community Bancshares Inc. FCBC 1.41 Middleburg Financial Corp. MBRG 1.45 TowneBank TOWN 1.57 National Bankshares Inc. NKSH 1.70 Eastern Virginia Bankshares EVBS 2.06 Community Bankers Trust Corp. ESXB 2.38 First United Corp. FUNC 2.46 Community Financial Corp. TCFC 2.82 Carter Bank & Trust CARE 2.84 Shore Bancshares Inc. SHBI 3.02 Hampton Roads Bankshares Inc. HMPR 3.18

Keefe, Bruyette & Woods 2015 Community Bank Investor Conference July 28 – 29, 2015 CARDINAL FINANCIAL CORPORATION